THE TAIWAN FUND, INC. (THE ‘FUND’) MONTHLY INSIGHT	NOVEMBER 30, 2013

IN BRIEF

Net asset value per share	US$21.30
Market price	US$19.01
Premium/(discount)	(10.75%)
Total net assets	US$175.1m
Market cap	US$156.3m

Source: State Street Bank and Trust Company.

At November 30, 2013		US$ return
	Fund* %	TAIEX Total Return Index† %
One month	(0.1)	(1.2)
Three months	10.4	6.1
One year	22.7	12.1
Three years % pa	5.5	4.8

Returns are annualized, except for periods of less than one year.

*	Source: State Street Bank and Trust Company.
NAV performance.

†	Source: TWSE.

Past performance is not a guide to future returns.

FUND MANAGERS

Wong Kok Hoi	James Liu
MANAGER’S COMMENTARY

In November the TAIEX  declined 1.2%, bringing its year-to-date gains  to 10.3%.

During the month, the Taiwan market came under selling pressure from foreign funds due to concern over the tapering of US quantitative easing. This, combined with weaker domestic sentiment on the back of an ongoing food-safety scandal, led to a mid-month sell-off, before a recovery at month-end. The food-safety issue involved major Taiwan cooking-oil suppliers Tatung Changchi and Flavor Full Foods –both significant raw-ingredient suppliers for many food brands and restaurants. The companies were discovered to have mixed olive oil with cheaper cottonseed oil and copper chlorophyll additives, passing the resulting blends off as higher-grade oils. The scandal made major headlines, prompting consumers to become more cautious in food purchases and eating out. Accordingly, food brands and restaurant companies saw their share prices decline in aggregate.

Subsequent inspections by Taiwan’s Ministry of Health led to the removal of 180,000 oil products across 100 categories, with inspectors canvassing 2,582 retailers and 1,320 restaurants and food stalls. Currently, the issue has abated as the inspections have not uncovered any negative side effects relating to the additives. Furthermore, independent third-party food-additive consultants in Taiwan have also stated that the additives themselves are harmless.

The food scandal led to a slight decline in customer traffic for our restaurant stock Wowprime from mid-month. We believe this to be a temporary issue, and customer traffic should return in the coming months. From our checks, none of Wowprime’s restaurants or brands was discovered to have any food-safety concerns; its quality control is more stringent than mid-to-low end restaurants, which could potentially be a positive for the stock moving forward.

MONTHLY INSIGHT

INVESTMENT REVIEW

The Fund’s net asset value fell 0.1% in US dollar  terms  over the month. Among the Fund’s best performers were  PC Home Online, MPI Corporation, and King  Slide Works.

PC Home Online reported strong third-quarter results,  with  earnings growing by 48.6% year on year. The good performance followed a recovery in sales of 3C  (computer, consumer and communication) products as well as strong non-3C sales. In addition, sales-growth momentum is continuing into the fourth quarter as the company announced robust monthly sales in October, rising 17% year on year – significantly higher than  the 6.2% January–September sales growth. The liberalization of the third-party payment system  in Taiwan  next year will also help Ruten, the company’s consumer-to-consumer auction site, to bring  more  sellers and buyers to its platform and boost its earnings contribution to PC Home Online. At 27x FY14  estimated earnings, the valuation remains reasonable for an e-commerce company with  huge  earnings-growth potential in an underpenetrated market.

MPI, which makes  LED-testing equipment and semiconductor wafer-probing technology, is set to ride on a recovery of the LED industry in 2014, driven  by higher penetration rates in general lighting. The company is seeing  stronger demand for its LED equipment and expects revenues from  its LED business to be higher than  achieved in 2013. MPI’s probe-card business continues to register steady growth in 2013, with  upside potential over the next 1–2 years from  new  products.

King  Slide Works, which manufactures guide  rails, slide rails and concealed hinges, reported better-than-expected earnings due to a 5%  gross-margin expansion from  the previous quarter; this was a result  of an improved product mix. Management expects to see stronger sales growth in the second half of 2014, supported by the new  European-standard kitchen rails and advanced rail kits for next- generation server  platforms. Valuation remains reasonable at 17x FY13  estimated earnings excluding net cash.

On the other  side, key detractors from  the Fund’s return included Taiwan  Tea, YungShin Global  Holding, and Taiwan  Semiconductor Manufacturing (TSMC).

Taiwan  Tea’s share  price  dipped by 5%  in November, after  rising 30% over the previous two months on the back  of strong sales. As the company is still in the process of monetizing its sizable  rural land bank,  we like its prospects.

YungShin Pharmaceutical’s shares  declined slightly  after  performing strongly over the past two months on the back  of orders  for its new product AmBiL  – a generic drug  for curing systemic fungal infection. As AmBiL  will bring  in revenues from  2014–2015, we see long-term potential in its business and share  price.

TSMC’s share  price  corrected along  with  the TAIEX.   There  is no significant change in TSMC’s fundamentals, and the company is still on track  to start producing an application processor with  its 20nm technology for new  customers in the first quarter of 2014. However, the semiconductor industry is entering the low season  and the market is concerned about  a longer-than-expected inventory adjustment in the next two quarters.

In terms  of portfolio activity,  there  were  no new  buys or outright sales during the month.

Source: Martin  Currie Inc. and APS Asset  Management Pte Ltd.

For further information please go to www.thetaiwanfund.com.
Martin Currie Inc. took over management of the Fund on May 9, 2010.

FUND DETAILS

November 30, 2013
Shares outstanding	8,221,259
Exchange listed	NYSE
Listing date	1986
Investment manager	Martin Currie Inc.

Source: State Street Bank and Trust Company.

PERFORMANCE	(US$ RETURNS)
(US$ returns)	NAV %	Market price %
One month	(0.1)	(0.1)
Three months	10.4	9.7
Three years % pa	5.5	5.5

Returns are annualized, except for periods of less than one year.
Source: State Street Bank and Trust Company.

Past performance is not a guide to future returns.

SECTOR ALLOCATION

	Fund %*	Benchmark %†
Electronics	34.9	48.1
Construction	12.1	2.2
Wholesale and retail	10.5	5.2
Healthcare	9.5	—
Electric and machinery	5.8	1.7
Others	4.0	3.5
Transportation	4.0	1.8
Finance	3.7	14.4
Plastics	3.5	7.3
Textiles	2.9	2.2
Tourism	1.9	0.6
Industrials	1.2	—
Steel and iron	—	2.5
Chemicals	—	2.2
Foods	—	1.9
Automobile	—	2.0
Rubber	—	1.8
Cement	—	1.5
Electrical appliance and cable	—	0.4
Glass and ceramics	—	0.4
Paper and pulp	—	0.3
Other assets and liabilities, net	6.0	—

*	Source: State Street Bank and Trust Company.
†	Source: TWSE.

15 LARGEST HOLDINGS*

64.2% of holdings	Sector	% of net assets
WT Microelectronics	Electronics	7.5
Yungshin Global Holding	Healthcare	6.7
Taiwan SemiconductorManufacturing	Electronics	5.3
Yungtay Engineering	Electric and machinery	5.0
Advantech	Electronics	4.7
PC Home Online	Electronics	4.3
Aurora	Electronics	4.3
Mercuries & Associates	Wholesale and retail	4.2
Taiflex Scientific	Electronics	4.1
Taiwan Tea	Wholesale and retail	3.7
Yem Chio	Plastics	3.5
Far Eastern New Century	Textiles	2.9
Pacific Hospital Supply	Healthcare	2.8
Goldsun Development & Construction	Construction	2.6
Test-Rite International	Wholesale and retail	2.6

*	Source: State Street Bank and Trust Company.

PERFORMANCE	(US$ returns at November 30, 2013)

	One month %	Three months %	Calendar year to date %	One year %	Three years % pa	Five years % pa	Ten years % pa	Since launch % pa
The Taiwan Fund, Inc.*	(0.1)	10.4	19.1	22.7	5.5	18.4	7.8	9.1
TAIEX Index†	(1.2)	6.0	7.1	8.9	1.1	16.2	5.3	8.5
TAIEX Total Return Index†	(1.2)	6.1	10.3	12.1	4.8	20.2	9.3	na
MSCI Taiwan Index†	(1.5)	5.7	8.2	9.2	4.6	18.8	6.8	na

Returns are annualized, except for periods of less than one year.
*
Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested.

†	Source: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

Past performance is not a guide to future returns.

MONTHLY INSIGHT

PORTFOLIO IN FULL

Sector	Company (BGB ticker)	Price NT$	Holding	Value US$	% of net assets
ELECTRONICS					34.9
WT Microelectronics	3036 TT	35.7	10,901,900	13,132,822	7.5
Taiwan Semiconductor Manufacturing	2300 TT	105.0	2,626,000	9,317,091	5.3
Advantech	2395 TT	183.0	1,335,100	8,255,839	4.7
PC Home Online	8044 TT	213.0	1,048,128	7,543,802	4.3
Aurora	2373 TT	60.8	3,669,000	7,537,852	4.3
Taiflex Scientific	8039 TT	61.2	3,452,821	7,140,388	4.1
King Slide Works	2059 TT	306.5	285,000	2,951,696	1.7
MPI	6223 TT	59.0	1,448,000	2,886,802	1.7
Lumax International	6192 TT	72.0	939,000	2,284,517	1.3

CONSTRUCTION					12.1
Goldsun Development & Construction	2504 TT	12.2	11,314,980	4,645,435	2.6
King’s Town Construction	2524 TT	30.1	4,474,764	4,543,714	2.6
Acter	5536 TT	123.0	941,179	3,911,773	2.3
Taiwan Land Development	2841 TT	11.0	8,681,129	3,226,749	1.8
Hung Poo Real Estate Development	2536 TT	31.2	2,465,873	2,595,524	1.5
Good Friend International Holdings	912398 TT	9.6	6,990,000	2,272,211	1.3

WHOLESALE AND RETAIL					10.5
Mercuries & Associates	2905 TT	22.1	9,912,429	7,402,334	4.2
Taiwan Tea	2913 TT	23.1	8,231,000	6,410,913	3.7
Test-Rite International	2908 TT	22.5	6,075,260	4,618,955	2.6

HEALTHCARE					9.5
YungShin Global Holding	3705 TT	56.5	6,146,000	11,733,763	6.7
Pacific Hospital Supply	4126 TT	106.5	1,345,456	4,841,896	2.8

ELECTRIC AND MACHINERY					5.8
Yungtay Engineering	1507 TT	92.0	2,825,000	8,782,186	5.0
Tatung	2371 TT	8.1	4,770,897	1,300,978	0.8

OTHER					4.0
Ruentex Development	9945 TT	60.8	1,734,314	3,563,097	2.0
Taiwan Secom	9917 TT	72.6	728,000	1,785,930	1.0
Taiwan Sogo Shinkong Security	9925 TT	37.1	1,378,000	1,725,177	1.0

Sector	Company (BGB ticker)	Price NT$	Holding	Value US$	% of net assets
TRANSPORTATION					4.0
First Steamship	2601 TT	20.5	6,677,714	4,614,423	2.6
Taiwan High Speed Rail	2633 TT	5.5	12,597,600	2,345,502	1.4

FINANCE					3.7
Yuanta Financial Holding	2885 TT	16.1	6,321,000	3,428,129	2.0
Union Bank of Taiwan	2838 TT	10.8	8,523,207	3,096,049	1.7

PLASTICS					3.5
Yem Chio	4306 TT	21.5	8,396,106	6,085,574	3.5

TEXTILES					2.9
Far Eastern New Century	1402 TT	34.2	4,430,207	5,112,238	2.9

TOURISM					1.9
Wowprime	2727TT	464.5	215,000	3,374,586	1.9

INDUSTRIALS					1.2
Sinmag Equipment	1580TT	145.0	430,000	2,106,846	1.2

OTHER ASSETS AND LIABILITIES, NET				10,565,844	6.0

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of November 30, 2013.

INDEX  DESCRIPTIONS

TAIEX  Index

The TWSE, or TAIEX  Index is a capitalization-weighted index  of all listed common shares  traded on the Taiwan  Stock  Exchange. The Index was based  in 1966  and does  not include re-invested dividends.

TAIEX  Total Return Index

The TAIEX  Total Return Index is a capitalization-weighted index  of all listed common shares  traded on the Taiwan  Stock  Exchange, based  in 1966, which includes re-invested dividends.

MSCI  Taiwan  Index

The MSCI  Total Return Taiwan  Index is a free-float adjusted market capitalization index.  The Index represents Taiwanese companies that are available  to investors worldwide. The Index has a base date  of December 31, 1987. As of November 30, 2013, it contained
107  constituents.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol ‘TWN’.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02111
Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc. (‘MC Inc.’), as investment adviser of The Taiwan Fund, Inc. (the ‘Fund’). MC Inc. is authorised and regulated by the Financial Conduct Authority (‘FCA’) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc. makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US fund and its shares are listed on the New York Stock Exchange. MC Inc. has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FCA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FCA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc., its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

–
It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

–
Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

–
Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.

–
The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc. registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES
Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY
10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919

Authorised and regulated by the Financial Conduct Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.